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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 26, 2006

                                   UNIFI, INC.
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


            1-10542                                   11-2165495
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     (Commission File No.)                (IRS Employer Identification No.)



                            7201 WEST FRIENDLY AVENUE
                        GREENSBORO, NORTH CAROLINA 27410
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                    (Address of principal executive offices)


                                 (336) 294-4410
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a)    ISSUANCE OF 11 1/2% SENIOR SECURED NOTES DUE 2014

       GENERAL

On May 26, 2006, Unifi, Inc. (the "Company"), completed an offering of $190,000,000 in aggregate principal amount of 11 1/2% senior secured notes due 2014 (the "Senior Secured Notes") to certain initial purchasers pursuant to a Purchase Agreement, dated as of May 17, 2006, among the Company, Unifi Manufacturing Virginia, LLC, Unifi Manufacturing, Inc., Unifi Export Sales, LLC, Unifi Sales & Distribution, Inc., Unifi International Service, Inc., Glentouch Yarn Company, LLC, Spanco Industries, Inc., Unifi Kinston, LLC, Unifi Textured Polyester, LLC, Unifi Technical Fabrics, LLC, Charlotte Technology Group, Inc., UTG Shared Services, Inc. and Unimatrix Americas, LLC (collectively, the "Subsidiary Guarantors") and Lehman Brothers Inc. and Banc of America Securities LLC (collectively, the "Initial Purchasers").

Lehman Brothers Inc. served as sole dealer-manager and sole solicitation agent in connection with the tender offer for the Company's 6 1/2% Notes due 2008 and related consent solicitation and received a customary fee in connection therewith. In November 2005, Lehman Brothers Inc. was retained as financial advisor by the Company in connection with a strategic review of the Company and received customary fees for this service. Bank of America, N.A. ("BoA"), an affiliate of Banc of America Securities LLC, is the agent and lender under the Company's Amended Revolving Credit Facility (as defined below).

In connection with the issuance of the Senior Secured Notes, the Company and the Subsidiary Guarantors also entered into the following agreements, all of which were dated as of May 26, 2006:

   o An Indenture (the "Indenture"), among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as Trustee (the "Trustee");
   o A Registration Rights Agreement, among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "Registration Rights Agreement");
   o A Security Agreement, among the Company, the Subsidiary Guarantors and the Trustee (the "Notes Security Agreement");
   o A Pledge Agreement, among the Company, the Subsidiary Guarantors and the Trustee (the "Notes Pledge Agreement");
   o A Grant of Security Interest in Patents, between the Company and the Trustee (the "Notes Patent Security Grant");
   o A Grant of Security Interest in Trademarks, between the Company and the Trustee (the "Notes Trademark Security Grant"); and
   o An Intercreditor Agreement (the "Intercreditor Agreement"), among the Company, the Subsidiary Guarantors, the Trustee and BoA, as agent.

This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, the Registration Rights Agreement, the Notes Security Agreement, the Notes Pledge Agreement, the Notes Patent Security Grant, the Notes Trademark Security Grant and the Intercreditor Agreement, all of which will be filed as exhibits with the SEC within the applicable deadlines. Interested parties should read these documents in their entirety.

       MATURITY DATE AND INTEREST RATE

The Senior Secured Notes will mature on May 15, 2014. Interest on the Senior Secured Notes will accrue at 11 1/2% per annum and will be payable on May 15 and November 15 of each year, commencing November 15, 2006.

       GUARANTEES

The Senior Secured Notes are unconditionally guaranteed (the "Guarantees") on a senior, secured basis by each of the Subsidiary Guarantors.

       SECURITY

The Senior Secured Notes and Guarantees are secured by first-priority liens, subject to permitted liens, on substantially all of the Company's and the Subsidiary Guarantors' assets (other than the assets securing the Company's and the Subsidiary Guarantors' obligations under the Amended Revolving Credit Facility on a first-priority basis, which consist of inventory, accounts receivable, general intangibles (other than uncertificated capital stock of subsidiaries and other persons), investment property (other than capital stock of subsidiaries and other persons), chattel paper, documents, instruments, supporting obligations, letter of credit rights, deposit accounts and other related personal property and all proceeds relating to the above, other than certain excluded assets), including, but not limited to, property, plant and equipment, the capital stock of the Company's domestic subsidiaries and domestic joint ventures and up to 65% of the voting stock of the Company's first-tier foreign subsidiaries, whether now owned or hereafter acquired, except for certain excluded assets. The Senior Secured Notes and Guarantees are secured by second-priority liens, subject to permitted liens, on the Company's and its Subsidiary Guarantors' assets that secure their obligations under the Amended Revolving Credit Facility on a first-priority basis.

       RANKING

The Senior Secured Notes are the Company's senior secured obligations. Accordingly, they rank:

   o PARI PASSU in right of payment with all of the Company's existing and future senior indebtedness;
   o senior in right of payment to all of the Company's existing and future subordinated indebtedness;
   o effectively subordinated to indebtedness under the Amended Revolving Credit Facility to the extent of the collateral securing such indebtedness on a first-priority basis;
   o effectively senior to all of the Company's existing and future indebtedness to the extent of the collateral securing the Senior Secured Notes on a first-priority basis; and
   o effectively subordinated to all existing and future indebtedness and other liabilities of the Company's non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Company or one of the Subsidiary Guarantors).

Each Subsidiary Guarantor's Guarantee rank:

   o PARI PASSU in right of payment with all existing and future senior indebtedness of the Subsidiary Guarantor;

   o senior in right of payment to all existing and future subordinated indebtedness of the Subsidiary Guarantor;
   o effectively subordinated to indebtedness of the Subsidiary Guarantor under the Amended Revolving Credit Facility to the extent of such Subsidiary Guarantor's collateral securing such indebtedness on a first-priority basis; and
   o effectively senior to all existing and future indebtedness of the Subsidiary Guarantor to the extent of such Subsidiary Guarantor's collateral securing its Guarantee on a first-priority basis.

       OPTIONAL REDEMPTION

The Company may, at its option, redeem some or all of the Senior Secured Notes at any time on or after May 15, 2010, at declining redemption prices set forth in the Indenture, plus, in each case, accrued and unpaid interest and Additional Interest (as defined below), if any, to the redemption date.

In addition, at any time prior to May 15, 2009, the Company may redeem up to 35% of the outstanding principal amount of the Senior Secured Notes with the net cash proceeds from certain equity offerings at a redemption price equal to 111.50% of the principal amount of the Senior Secured Notes redeemed plus accrued and unpaid interest and Additional Interest, if any, to the redemption date. The Company may make the redemption only if, after the redemption, at least 65% of the aggregate principal amount of Senior Secured Notes issued under the Indenture remains outstanding and the redemption occurs within 90 days of the date of the closing of such equity offering.

       CHANGE OF CONTROL

Upon the occurrence of specified change of control events, the Company will be required to make an offer to repurchase all of the Senior Secured Notes. The purchase price will be 101% of the aggregate principal amount of the Senior Secured Notes repurchased, plus accrued and unpaid interest and Additional Interest, if any, on the Senior Secured Notes repurchased, with such accrued and unpaid interest and Additional Interest, if any, calculated to the date of repurchase.

       ASSET SALES

The Company will be required to repurchase the Senior Secured Notes at a price equal to 100% of the principal amount thereof plus the amount of accrued but unpaid interest and Additional Interest, if any, to the repurchase date with the proceeds of certain asset sales which result in proceeds in excess of $10.0 million, as further described in the Indenture.

       CERTAIN COVENANTS

The Indenture restricts the Company's ability and the ability of the Company's restricted subsidiaries to:

   o   make investments;
   o   incur additional indebtedness and issue disqualified stock;
   o pay dividends or make distributions on capital stock or redeem or repurchase capital stock;
   o   create liens;

   o   incur dividend or other payment restrictions affecting subsidiaries;
   o   sell assets;
   o   merge or consolidate with other entities; and
   o   enter into transactions with affiliates.

These   covenants  are  subject  to  a  number  of  important   exceptions  and
qualifications, which are contained in the Indenture.

       REGISTRATION RIGHTS; ADDITIONAL INTEREST

Under the Registration Rights Agreement, the Company and the Subsidiary Guarantors agreed to:

   o file an exchange offer registration statement within 150 days after the issue date of the Senior Secured Notes with respect to an offer to exchange the Senior Secured Notes and the Guarantees for substantially identical notes and guarantees that are registered under the Securities Act of 1933;
   o use reasonable best efforts to cause the exchange offer registration statement to become effective within 210 days after the issue date of the Senior Secured Notes;
   o use reasonable best efforts to consummate the exchange offer within 240 days after the issue date of the Senior Secured Notes; and
   o use reasonable best efforts to file a shelf registration statement for the resale of the Senior Secured Notes and the Guarantees if the Company cannot effect an exchange offer within the time periods listed above and in certain other circumstances.

The Company will be required to pay additional interest ("Additional Interest") on the Senior Secured Notes if it fails to comply with its obligations under the Registration Rights Agreement within the specified time periods.

(b)    AMENDED REVOLVING CREDIT FACILITY

On May 26, 2005, the Company and the Subsidiary Guarantors (as co-borrowers) entered into an Amended and Restated Credit Agreement (the "Amended Revolving Credit Facility") with BoA (as both Administrative Agent and Lender thereunder). The Amended Revolving Credit Facility provides for a revolving credit facility in an amount of $100.0 million (with the ability of the Company to request that the borrowing capacity be increased to up to $150.0 million) and matures on May 15, 2011.

In connection with the Amended Revolving Credit Facility, the Company and the Subsidiary Guarantors entered into the following additional agreements, all of which were dated as of May 26, 2006:

   o A Security Agreement, among the Company, the Subsidiary Guarantors and BoA (the "Credit Facility Security Agreement");
   o A Pledge Agreement, among the Company, the Subsidiary Guarantors and BoA (the "Credit Facility Pledge Agreement");
   o A Grant of Security Interest in Patents between the Company and BoA (the "Credit Facility Security Grant");
   o A Grant of Security Interest in Trademarks between the Company and BoA (the "Credit Facility Trademark Security Grant"); and
   o   The Intercreditor Agreement.

This summary does not purport to be complete and is qualified in its entirety by reference to the Amended Revolving Credit Facility, the Credit Facility Security Agreement, the Credit Facility Pledge Agreement, the Credit Facility Patent Security Grant and the Credit Facility Trademark Security Grant, all of which will be filed as exhibits with the SEC within the applicable deadlines. Interested parties should read these documents in their entirety.

       STRUCTURE

The Amended Revolving Credit Facility consists of a revolving borrowing base loan of up to $100.0 million, with the ability of the Company to request that the borrowing capacity be increased to up to $150.0 million under certain circumstances. The Company currently does not have commitments for the additional $50.0 million of availability. Availability under the Amended Revolving Credit Facility is based on the sum of:

   o   90% of eligible accounts receivable due from factors; plus
   o   85% of eligible domestic and Canadian accounts receivable; plus
   o 80% of eligible foreign accounts receivable up to a maximum amount of $10.0 million; plus
   o   the lesser of:
       o   65% of total eligible inventory; or
       o 85% of net orderly liquidation value (as defined in the Amended Revolving Credit Facility) of total eligible inventory.

Availability under the Amended Revolving Credit Facility may be further reduced under certain circumstances, including the setting of such reserves as BoA establishes in its reasonable credit judgment. Customary conditions precedent must be satisfied prior to the funding of any loan, including a condition precedent to the funding of the initial loans that the Company have a minimum availability of at least $35.0 million.

As of the end of the day on May 26, 2006, $3.0 million was drawn, and, based on the Company's most recent borrowing base calculation up to that date, $90.7 million was available for additional borrowings under the borrowing base of the facility (net of approximately $5.5 million to support outstanding letters of credit).

       INTEREST AND FEES

Borrowings under the Amended Revolving Credit Facility bear interest at rates selected periodically by the Company of LIBOR plus 1.50% to 2.25% and/or prime plus 0.00% to 0.50%. The interest rate matrix is based on the Company's excess availability under the Amended Revolving Credit Facility. The Amended Revolving Credit Facility also includes a 0.25% LIBOR margin pricing reduction if the Company's fixed charge coverage ratio is greater than 1.5 to 1.0.

The Company has agreed to pay certain fees and expenses and to provide certain indemnities, all of which are customary for such financings. The Company has agreed to pay an unused line fee at the beginning of each month equal to the amount by which the Maximum Revolver Amount (as defined in the Amended Revolving Credit Facility) exceeds the sum of the average daily outstanding amount of revolving loans and the average daily undrawn face amount of outstanding letters of credit.

       TERM

The Amended Revolving Credit Facility has an initial term of five years, terminating on May 15, 2011.

       SECURITY AND GUARANTEES

The borrowings under the Amended Revolving Credit Facility are collateralized by first-priority liens, subject to permitted liens, on substantially all of the Company's and the Subsidiary Guarantors' inventory, accounts receivable, general intangibles (other than uncertificated capital stock of subsidiaries and other persons), investment property (other than capital stock of subsidiaries and other persons), chattel paper, documents, instruments, supporting obligations, letter of credit rights, deposit accounts and other related personal property and all proceeds relating to the above, other than certain excluded assets. The borrowings under the Amended Revolving Credit Facility are collateralized by second-priority liens, subject to permitted liens, on the Company's and the Subsidiary Guarantors' assets that secure their obligations under the Senior Secured Notes and Guarantees on a first-priority basis. Guarantors of the Senior Secured Notes also act as co-borrowers under the Amended Revolving Credit Facility.

       COVENANTS

The Amended Revolving Credit Facility contains affirmative and negative customary covenants for asset-based loans that restrict future borrowings and capital spending. Such covenants include, without limitation, restrictions and limitations on (i) sales of assets, consolidation, merger, dissolution and the issuance of the Company's capital stock, each Subsidiary Guarantor and any domestic subsidiary thereof, (ii) permitted encumbrances on the Company's property, each Subsidiary Guarantor and any domestic subsidiary thereof, (iii) the incurrence of indebtedness by the Company, any Subsidiary Guarantor or any domestic subsidiary thereof, (iv) the making of loans or investments by the Company, any Subsidiary Guarantor or any domestic subsidiary thereof, (v) the declaration of dividends and redemptions by the Company or any Subsidiary Guarantor, (vi) transactions with affiliates by the Company or any Subsidiary Guarantor and (vii) the repurchase by the Company of Senior Secured Notes.

Under the Amended Revolving Credit Facility, if borrowing capacity is less than $25.0 million at any time during the quarter, covenants also include a required minimum fixed charge coverage ratio of 1.1 to 1.0. In addition, maximum capital expenditures are limited to $30.0 million per fiscal year (subject to pro forma availability greater than $25.0 million) with a 75% one-year unused carry forward. The Amended Revolving Credit Facility also permits us to make distributions, subject to standard criteria, as long as pro forma excess availability is greater than $25.0 million both before and after giving effect to such distributions, subject to certain exceptions. Under the Amended Revolving Credit Facility, acquisitions by the Company are subject to pro forma covenant compliance. In addition, under the Amended Revolving Credit Facility, receivables are subject to cash dominion if excess availability is below $25.0 million.

       EVENTS OF DEFAULT

The Amended Revolving Credit Facility contains events of default customary for such financings, including, but not limited to, nonpayment of principal, interest, fees or other amounts when due; violation of covenants; failure of any representation or warranty to be true in all material respects when made or deemed made; cross default; change in control; bankruptcy events; material judgments; assignments made for the benefit of creditors; and actual asserted invalidity of the loan documents. Such events of default allow for certain grace periods and materiality concepts, which are contained in the Amended Revolving Credit Facility.

       LETTER OF CREDIT FACILITY

The Amended Revolving Credit Facility includes a letter of credit facility arranged through, or back stopped by, BoA, of up to an aggregate amount at any time outstanding of $20.0 million. Certain reserves against the revolving loan availability are required in connection with the letters of credit.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See discussion under Item 1.01 above, which discussion is incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           UNIFI, INC.



                                           By:  /s/ Charles F. McCoy
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                                                Name: Charles F. McCoy
                                                      Vice President, Secretary
                                                      and General Counsel


Dated:  June 2, 2006